UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 1, 2004

                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-20981                      33-0485994
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)

               6339 Paseo del Lago
               Carlsbad, California                                  92009
     (Address of Principal Executive Offices)                      (Zip Code)

     Registrant's telephone number, including area code:    (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On November 1, 2004, Document Sciences Corporation issued a press release to report its financial results for the third fiscal quarter of 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

      The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits:

      The following exhibit is furnished with this Current Report on Form 8-K:

      Exhibit Number       Description of Exhibit
      --------------       ----------------------

             99.1 Press release, dated November 1, 2004, reporting Document Sciences Corporation's financial results for the third fiscal quarter of 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2004

                                      DOCUMENT SCIENCES CORPORATION

                                      By:   /s/ John L. McGannon
                                            --------------------
                                      Name: John L. McGannon
                                      Its:  President, Chief Executive
                                            Officer and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                     Description

99.1 Press release, dated November 1, 2004, reporting Document Sciences Corporation's financial results for the third fiscal quarter of 2004.